ASSIGNMENT

         THIS ASSIGNMENT, made as of July 1, 2000, by and between CNL FUND ADVISORS, INC., a Florida corporation ("Assignor") and CNL APF PARTNERS, LP, a Delaware limited partnership ("Assignee").

                                   WITNESSETH:

         WHEREAS,   the  CNL  Investment   Company  entered  into  that  certain
Management Agreement dated April 22, 1992 with CNL Income Fund XI, Ltd. ("Agreement"); and

         WHEREAS, CNL Investment Company assigned its rights, duties and obligations under the Agreement to CNL Income Fund Advisors, Inc. by Assignment dated January 1, 1995; and

         WHEREAS, CNL Income Fund Advisors, Inc. assigned its rights, duties and obligations under the Agreement to CNL Fund Advisors, Inc. by Assignment dated October 1, 1995; and

         WHEREAS, the Assignor desires to assign its rights, duties and obligations under the Agreement to Assignee, and Assignee desires to accept such assignment and assume Assignor's duties and obligations under the Agreement, as assigned.

         NOW, THEREFORE, the parties agree as follows:

1. Assignment. Assignor hereby assigns and transfers to Assignee, all of Assignor's rights, title and interest in, to, and under the Agreement as assigned. Any funds or property of CNL Income Fund XI, Ltd. in Assignor's possession shall be, or have been, delivered to Assignee upon the full execution of this Assignment.

2. Acceptance and Assumption. Assignee hereby accepts the foregoing assignment and further hereby assumes and agrees to perform, from and after July 1, 2000, all duties, obligations and responsibilities of the property manager arising under the Agreement.

3.       Representations.

         (a)    Assignor hereby represents and warrants to Assignee:

                (i)      that the Agreement is in full force and effect;

                (ii)     that  Assignor  has fully  performed  all of its duties
                         under   the   Agreement   through   the  date  of  this
                         Assignment;

                (iii) that Assignor has no notice or knowledge of any claim, cost, or liability (other than as specifically contemplated under the Agreement, all of which have been satisfied or discharged) which arose under the Agreement or which may arise after the date hereof; and

                (iv)     that this  Assignment  has been duly  authorized by all
                         requisite   corporate  action  and  has  been  properly
                         executed by a duly authorized officer of Assignor.

          (b) CNL Income Fund XI, Ltd. hereby represents and warrants to Assignee that the Agreement is in full force and effect, and that no defaults or violations of such Agreement exist as of the date of this Assignment.

         IN WITNESS WHEREOF, this Assignment is executed the date above first written.

                    ASSIGNOR:

                    CNL FUND ADVISORS, INC., a Florida corporation

                    By:  /s/ MICHAEL I. WOOD
                       -----------------------------------------------
                         Michael I. Wood, Executive Vice President


                    ASSIGNEE:

                    CNL APF PARTNERS, LP, a Delaware limited partnership

                    BY: CNL APF GP Corp., a Delaware corporation, as its general partner

                             By:  /s/ JAMES M. SENEFF, JR.
                                -----------------------------------------
                                  James M. Seneff, Jr., President

                               CONSENT AND JOINDER

         CNL Income Fund XI, Ltd. hereby consents to the foregoing Assignment and joins in such agreement for the purpose of making the representations set forth in subparagraph 3(b) thereof.


                      CNL Income Fund XI, Ltd., a Florida limited partnership

                      BY: CNL REALTY CORPORATION, a Florida corporation, as General Partner

                              By:   /S/ROBERT A. BOURNE
                                    ---------------------------
                                    Robert A. Bourne, President


                      BY:   /S/ JAMES M. SENEFF, JR.
                            -------------------------------------
                            James M. Seneff, Jr., General Partner


                      BY:   /S/ ROBERT A. BOURNE
                            -------------------------------------
                            Robert A. Bourne, General Partner